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                        WEITZ SERIES FUND, INC.

                Supplement dated October 7, 1998 to the
                   Prospectus dated July 30, 1998,
                   as supplemented August 18, 1998

In accordance with the vote of the shareholders of Weitz Series Fund, Inc. (the "Company") at a special meeting held October 6, 1998, the Articles of Incorporation of the Company have been amended to increase the authorized amount of shares the Company may issue. Accordingly, the first paragraph on page 30 of the Prospectus is amended in its entirety to read as follows:

     Weitz Series Fund, Inc., a Minnesota corporation, is authorized to issue a total of five billion shares of common stock in series with a par value of $.001 per share. The Articles of Incorporation of the Company authorize ten million of these shares to be issued as Fixed Income Portfolio shares, eighty-five million of these shares to be issued as Value Portfolio shares, one hundred million of these shares to be issued as Government Money Market Portfolio shares and seventy-five million of these shares to be issued as Hickory Portfolio shares. Upon receipt of payment for the shares, all issued and outstanding shares are fully paid, nonassessable, redeemable and fully transferable. All shares, which have no preemptive or conversion rights, have equal voting rights and can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share.